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                                                                EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our reports included and incorporated by reference in this Form 10-K into Paragon Trade Brands, Inc.'s previously filed Registration Statements form S-8, File Nos. 33-73726, 33-61802, 33-95344 and 33-34626.



                                            Arthur Andersen LLP


     Atlanta, Georgia
     March 27, 1997